UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2025
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Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street Cambridge, Massachusetts	02141
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)
_________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the 2025 Annual Meeting of Stockholders of Editas Medicine, Inc. (the “Company”) held on May 29, 2025 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Company's 2015 Stock Incentive Plan (the “2015 Plan” and, as amended and restated, the “Amended 2015 Plan”). The Amended 2015 Plan, which had previously been adopted by the Company’s Board of Directors, includes the following material differences from the 2015 Plan: (i) extends the term of the 2015 Plan to ten years from the date of stockholder approval of the Amended 2015 Plan, (ii) eliminates the “evergreen” provision, (iii) updates provisions related to delegation of equity granting authority to officers and other persons to conform with current Delaware law; (iv) requires that any dividends on restricted stock, restricted stock units or other stock-based awards be subject to the same vesting and forfeitability provisions as the underlying award; (v) disallows dividend equivalents on stock options and stock appreciation rights; and (vi) permits withholding through the use of shares in an amount in excess of the statutory minimum withholding in line with current accounting guidance.
The foregoing summary of the material differences from the 2015 Plan is qualified in its entirety by reference to the description of the Amended 2015 Plan contained on pages 59 to 67 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 15, 2025, incorporated herein by reference, and the full text of the Amended 2015 Plan, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of authorized shares of the Company’s capital stock from 200,000,000 to 395,000,000 and the number of authorized shares of the Company’s common stock from 195,000,000 to 390,000,000. The additional common stock authorized by the Certificate of Amendment has rights identical to the Company’s currently outstanding common stock. The Company filed the Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on June 2, 2025.
The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders
The Company held the Annual Meeting on May 29, 2025. The following is a summary of matters voted on at the Annual Meeting.
1.The Company’s stockholders elected Jessica Hopfield, Ph.D., and David Scadden, M.D., to serve as Class III directors until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class III directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Jessica Hopfield, Ph.D.	21,212,129	5,317,351	26,052,859
David Scadden, M.D.	24,052,406	2,477,074	26,052,859

2.The Company’s stockholders approved, on an advisory basis, the compensation paid to its named executive officers. The results of the stockholders’ non-binding, advisory vote with respect to compensation paid to the Company’s named executive officers were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
16,066,738	10,241,052	221,690	26,052,859
3.The Company’s stockholders approved, on an advisory basis, a frequency of one year for future advisory votes on the compensation paid to its named executive officers. The results of the stockholders’ non-binding, advisory vote with respect to the frequency of future advisory votes on compensation paid to the Company’s named executive officers were as follows:

Votes For 1 Year	Votes For 2 Year	Votes For 3 Year	Votes Abstaining	Broker Non-Votes
25,160,123	88,345	964,874	316,138	26,052,859

4.The Company’s stockholders approved an amendment and restatement of the Company’s 2015 Stock Incentive Plan. The results of the stockholders’ vote with respect to the amendment and restatement of the Company’s 2015 Stock Incentive Plan were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
20,101,589	6,265,763	162,128	26,052,859

5.The Company’s stockholders adopted and approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company's capital stock from 200,000,000 to 395,000,000 and the number of authorized shares of the Company’s common stock from 195,000,000 to 390,000,000. The results of the stockholders’ vote with respect to the amendment to the Company's Restated Certificate of Incorporation were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
38,719,409	13,205,693	657,237	0

6.The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
51,108,970	1,162,233	311,136	0

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Editas Medicine, Inc.
10.1	Amended and Restated 2015 Stock Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date:	June 2, 2025	By:	/s/ Gilmore O’Neill
Gilmore O’Neill President & Chief Executive Officer